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                                                                   EXHIBIT 10.69


                               INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT (this "Agreement") is entered into effective as of the _____ day of _____________, between Renal Care Group, Inc., a Delaware corporation (the "Company"), and _______________________ ("Indemnitee").

                                   WITNESSETH:

         WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available; and

         WHEREAS, Indemnitee is a director or officer or both of the Company and from time to time may also serve at the Company's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity; and

         WHEREAS, in light of the increased focus on the roles and responsibilities of officers and directors of public companies and the evolving laws related to such roles and responsibilities, both the Company and Indemnitee recognize the risk of litigation and other claims being asserted against directors and officers of business corporations in today's environment; and

         WHEREAS, in recognition of Indemnitee's need for protection against personal liability and in order to ensure Indemnitee's continued service to the Company and such other entities in an effective manner, the Company desires to extend to Indemnitee the contractual rights to indemnification and advancement of expenses as provided in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions for Purposes of this Agreement. The following terms have the meanings set forth below.

                  (a) "Beneficial Owner" has the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (b) "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

                           (i)      Any Person (as defined below) is or becomes
the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, unless (A) the change in the relative beneficial ownership of the Company's securities by any person results solely from a reduction in the aggregate number of


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outstanding shares of securities entitled to vote generally in the election of directors, or (B) such acquisition was approved in advance by the Continuing Directors (as defined below) and such acquisition would not constitute a Change of Control under part (iii) of this definition;

                           (ii)     Individuals who, as of the date of this
Agreement, constitute the Board of Directors of the Company, and any new Director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a majority of the Directors then still in office who were Directors on the date hereof or whose election for nomination for election was previously so approved (collectively, the "Continuing Directors"), cease for any reason to constitute at least a majority of the members of the Board of Directors;

                           (iii)    The effective date of a reorganization,
merger, tender or exchange offer or consolidation of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners of securities entitled to vote generally in the election of Directors immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 51% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination, (B) no Person (excluding any corporation resulting from such Business Combination) is the Beneficial Owner, directly or indirectly, of 15% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the Board of Directors of the corporation resulting from such Business Combination were Continuing Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination;

                           (iv)     The approval by the stockholders of the
Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company's assets (other than factoring the Company's current receivables or escrows due), (or, if such approval is not required, the decision by the Board of Directors of the Company to proceed with such a liquidation, sale, or disposition in one transaction or a series of related transactions); or

                           (v)      There occurs any other event of a nature
that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

                  (c) "Director" means an individual who is or was a director of the Company or an individual who, while a director of the Company, is or was serving at the Company's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic



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corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. A Director is considered to be serving an employee benefit plan at the Company's request if Indemnitee's duties to the Company also impose duties on, or otherwise involve services by, Indemnitee to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a Director.

                  (d) "Disinterested Director" means a Director, who at the time of a vote or selection referred to in Section 4(c) or 5(b) is not a Party to the Proceeding with respect to which the vote or selection is made.

                  (e) "Expenses" includes, without limitation, all of the following that are reasonable in amount: counsel fees, retainers, court costs, transcript costs, fees of experts, fees of consultants, costs associated with secretarial and administrative assistance, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including any appeals.

                  (f) "Independent Legal Counsel" means a law firm that, or a member of a law firm who, is experienced in matters of corporation law and neither at the time of retention is, nor in the five years preceding the date of such retention has been, retained to represent (i) the Company or Indemnitee in any matter material to either, or (ii) any other Party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest or other ethical limitation in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  (g) "Liability" includes, without limitation, the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or Expenses actually incurred with respect to a Proceeding.

                  (h) "Officer" means an individual who is or was an officer of the Company or an individual who, while an officer of the Company, is or was serving at the Company's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. An Officer is considered to be serving an employee benefit plan at the Company's request if Indemnitee's duties to the Company also impose duties on, or otherwise involve services by, Indemnitee to the plan or to participants in or beneficiaries of the plan. "Officer" includes, unless the context requires otherwise, the estate or personal representative of an Officer.

                  (i) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding.


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                  (j)      "Person" has the meanings set forth in Sections 13(d)
and 14(d) of the Exchange Act; provided, however, that Person shall exclude (A) the Company, (B) any subsidiaries of the Company, (C) any employee benefit plan of the Company or a subsidiary of the Company or of any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and (D) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company or of a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (k) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action (or failure to act) by Indemnitee or of any action (or failure to act) on Indemnitee's part while acting as a director or officer of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other enterprise, in each case whether or not serving in such capacity at the time any Liability is incurred for which indemnification, reimbursement, or advancement of Expenses can be provided under this Agreement.

                  (l) "Reviewing Party" means the person or persons making the entitlement determination pursuant to Section 4 of this Agreement but shall not include a court making any determination under this Agreement or otherwise.

                  (m) "Supporting Documentation" for Expenses means documents or other evidence of specific Expenses to be reimbursed or advanced, including any relevant invoice, bill, agreement or other documentation.

         2.       Basic Indemnification Arrangement.

                  (a) Obligation to Indemnify; Standard of Conduct. Except as provided in Sections 2(e), 2(f), or 2(g) below, the Company shall indemnify and hold harmless Indemnitee, if Indemnitee is made a Party to a Proceeding because Indemnitee is or was a Director or Officer against Liability incurred in connection with the Proceeding provided that:

                           (i)      Indemnitee acted (or failed to act) in good
faith and in a manner, Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company; and




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                           (ii)     In the case of any criminal Proceeding,
Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful.

                  (b) Service with Respect to Employee Benefit Plan. Indemnitee's conduct with respect to an employee benefit plan for a purpose Indemnitee believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of
Section 2(a) of this Agreement.

                  (c) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's conduct was based primarily on the records or books of account of the Company or relevant entity, including financial statements, or on information supplied to Indemnitee by officers or employees of the Company or relevant entity in the regular course of their duties, or on the advice of legal counsel for the Company or relevant entity, or on information or records given or reports made to the Company or relevant entity by an independent certified public accountant, or by an appraiser or other expert selected with reasonable care by the Company or relevant entity. The provisions of this Section 2(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the relevant standard of conduct set forth in this Agreement.

                  (d) Termination of Proceeding Not Determinative. The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption or be determinative that Indemnitee did not meet the relevant standard of conduct set forth in Section 2(a) of this Agreement.

                  (e) Limits on Indemnification. Unless, and then only to the extent that, a court of competent jurisdiction acting pursuant to Section 5 of this Agreement or Section 145(b) of the Delaware General Corporation Law, determines that, in view of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification, the Company shall not indemnify Indemnitee under this Agreement:

                           (i)      In connection with a Proceeding by or in the
right of the Company, except for Expenses incurred in connection with the Proceeding, including any defense, settlement or appeal thereof;

                           (ii)     For any Expenses or other Liability in
connection with a Proceeding by or in the right of the Company with respect to any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Company; or

                           (iii)    For an accounting of profits made from the
purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law.

                  (f) Proceeding Brought by Indemnitee. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of



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Expenses hereunder with respect to any Proceeding or claim brought or made by
Indemnitee against the Company, other than a Proceeding or claim seeking or defending Indemnitee's right to indemnification or advancement of Expenses pursuant to Section 5 of this Agreement or otherwise.

                  (g) Settlements. The Company shall not be required to obtain the consent of Indemnitee to the settlement of any Proceeding, if the Company assumes full and sole responsibility for such settlement, and the settlement grants Indemnitee a complete and unqualified release in respect of the actual or potential Liability; otherwise, the Company shall be required to obtain the consent of Indemnitee to the settlement of any proceeding.

                  (h) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification by the Company for some portion of Liability incurred by Indemnitee, but not the total amount thereof, the Company shall indemnify Indemnitee for the portion of such Liability to which Indemnitee is entitled.

                  (i) Mandatory Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company shall indemnify Indemnitee if Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a Party, or in defense of any claim, issue or matter therein, because Indemnitee is or was a Director or Officer, against Expenses incurred by Indemnitee in connection with the Proceeding.

         3.       Advances for Expenses.

                  (a) Obligations and Requirements. The Company shall, before final disposition of any and all Proceedings, advance funds to pay for or reimburse the reasonable Expenses incurred by Indemnitee as a Party to such Proceeding, if Indemnitee delivers to the Company Indemnitee's written undertaking (meeting the qualifications set forth in Section 3(b) of this Agreement) to repay any funds advanced if it is ultimately determined that Indemnitee is not entitled to indemnification under this Agreement, the Delaware General Corporation Law or otherwise. Indemnitee may choose counsel and other experts to conduct Indemnitee's defense in a Proceeding in Indemnitee's reasonable discretion. The Company may participate in the defense of any Proceeding at its own expense and without prejudice to Indemnitee's right to control the defense of Indemnitee in such Proceeding.

                  (b) Undertaking. The undertaking required by Section 3(a) above must be an unlimited general obligation of Indemnitee, but the undertaking need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment. If Indemnitee seeks to enforce his rights to indemnification in a court pursuant to Section 6 of this Agreement, such undertaking to repay shall not be applicable or enforceable unless and until there is a final court determination that Indemnitee is not entitled to indemnification, as to which all rights of appeal have been exhausted or have expired.

                  (c) Evaluation of Reasonableness of Expenses. Evaluation as to reasonableness of Expenses of Indemnitee in the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in Section 4(b) below,



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except that if the determination is made by Independent Legal Counsel, evaluation as to reasonableness of Expenses shall be made by a majority of the Disinterested Directors, or if there are no Disinterested Directors, by a majority of the full Board of Directors. Notwithstanding the foregoing sentence, any Expenses claimed by Indemnitee shall be deemed reasonable if the Reviewing Party fails to make the reasonableness evaluation within 30 days following the later of (i) the Company's receipt of the undertaking required by Section 3(a) of this Agreement, or (ii) the Company's receipt of Supporting Documentation for specific Expenses to be reimbursed or advanced.

                  (d) Timing of Payments. Subject to Section 3(c) above, reimbursement or advances for Expenses under this Section 3 shall be made not later than 15 days after the later of (i) the Company's receipt of the undertaking required by Section 3(a) of this Agreement, or (ii) the Company's receipt of Supporting Documentation for specific Expenses to be reimbursed or advanced.

         4. Authorization of and Determination of Entitlement to Indemnification.

                  (a) Entitlement Determination. The Company and Indemnitee hereby acknowledge that indemnification of Indemnitee under Section 2 of this Agreement has been pre-authorized by the Company. Nevertheless, the Company shall not indemnify Indemnitee under Section 2 of this Agreement unless a separate determination has been made in the specific case that indemnification of Indemnitee is permissible in the circumstances because Indemnitee has met the relevant standard of conduct set forth in Section 2(a) of this Agreement; provided, however, that (i) no such entitlement decision need be made prior to the advancement of Expenses, and (ii) regardless of the result or absence of any such determination, the Company shall make any indemnification mandated by
Section 2(i) of this Agreement.

                  (b)      Reviewing Party. The determination referred to in
Section 5(a) of this Agreement shall be made (at the election of a majority of the Disinterested Directors, or if there are no Disinterested Directors, of a majority of the full Board of Directors), by any of the following Reviewing Parties (unless a Change in Control shall have occurred after Indemnitee first began serving as a Director or Officer, in which case Indemnitee shall be entitled to designate that the determination shall be made by Independent Legal Counsel selected in the manner set forth in Section 4(c) below):

                           (i)      By a majority vote of the Disinterested
Directors, even though less than a quorum; or

                           (ii)     By a majority vote of a committee of
Disinterested Directors, which committee shall be designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors; or

                           (iii)    If there are no Disinterested Directors, or
if the Disinterested Directors so direct, by Independent Legal Counsel; or



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                           (iv)     By the stockholders of the Company.

                  (c) Selection of Independent Legal Counsel after Change in Control. If a Change in Control shall have occurred, Independent Legal Counsel shall be selected by Indemnitee (unless Indemnitee requests that such selection be made by a majority of the Disinterested Directors, or if there are no Disinterested Directors, by a majority of the full Board of Directors), and Indemnitee (or such Directors, if they are so requested) shall give written notice to the Company (or Indemnitee) advising it of the identity of the Independent Legal Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection has been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that such counsel so selected does not meet the requirements of "Independent Legal Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If a written objection is made and substantiated, the counsel so selected may not serve as Independent Legal Counsel unless and until such objection is withdrawn or a court has determined that objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification, no Independent Legal Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the court conducting the Proceeding, or another court of competent jurisdiction, for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Legal Counsel and/or for the appointment as Independent Legal Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Legal Counsel under Section 4(b) of this Agreement.

                  (d) Cooperation by Indemnitee. Indemnitee shall cooperate with the Reviewing Party with respect to its determination of Indemnitee's entitlement to indemnification, including providing to the Reviewing Party upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in cooperating with the Reviewing Party shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification).

                  (e) Presumptions. In making a determination with respect to entitlement to indemnification under this Agreement, (i) the Reviewing Party shall presume that Indemnitee is entitled to indemnification under this Agreement, if Indemnitee has submitted a request for indemnification in accordance with this Agreement; and (ii) the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its Directors or Independent Legal Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its Directors or Independent Legal Counsel) that

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Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                  (f)      Other.

                           (i)      The Reviewing Party, however chosen, shall
make the requested determination as promptly as reasonably practicable after a request for indemnification is presented.

                           (ii)     Any determination by Independent Legal
Counsel under this Section 4 shall be delivered in the form of a written report to the Board of Directors of the Company with a copy to Indemnitee.

                           (iii)    The Company shall pay any and all reasonable
fees and expenses of Independent Legal Counsel incurred by such counsel in connection with acting pursuant to Section 4(b) of this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of
Section 4(d) of this Agreement, regardless of the manner in which such Independent Legal Counsel was selected or appointed.

                           (iv)     Upon the due commencement of any action to
seek court-ordered indemnification pursuant to Section 5 of this Agreement, Independent Legal Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         5.       Court-Ordered Indemnification and Advances for Expenses.

                  (a) Procedure. If Indemnitee is a Party to a Proceeding, Indemnitee may apply for indemnification or for advances for Expenses to the court conducting the Proceeding or to another court of competent jurisdiction. For purposes of this Agreement, the Company hereby consents to personal jurisdiction and venue in any court in which is pending a Proceeding to which Indemnitee is a Party. Regardless of any determination by the Reviewing Party that Indemnitee is not entitled to indemnification or to advancement of Expenses or as to the reasonableness of Expenses, and regardless of any failure by the Reviewing Party to make a determination as to such entitlement or the reasonableness of Expenses, such court's review shall be a de novo review. After receipt of an application and after giving any notice it considers necessary, the court may:

                           (i)      Order indemnification or advancement of
Expenses if it determines that Indemnitee is entitled to indemnification or to advancement of Expenses under this Agreement, the Delaware General Corporation Law or otherwise; or

                           (ii)     Order indemnification or advancement of
Expenses if it determines that, in view of all the relevant circumstances, it is fair and reasonable to indemnify Indemnitee, or to advance Expenses to Indemnitee, regardless of whether Indemnitee has met the relevant standard of conduct, complied with the requirements for advancement of Expenses, or been

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adjudged liable in a Proceeding referred to in Section 2(e) of this Agreement
(in which case any court-ordered indemnification need not be limited to Expenses incurred by Indemnitee, but may include penalties, fines, amounts paid in settlement, judgments and any other amounts ordered by the court to be indemnified or advanced).

                  (b) Payment of Expenses to Seek Court-Ordered Indemnification. If the court determines that Indemnitee is entitled to indemnification or advancement of Expenses, the Company shall pay Indemnitee's reasonable Expenses to obtain such court-ordered indemnification or advance for Expenses.

         6.       Contribution in the Event of Joint Liability.

                  (a) Whether or not any of the indemnification and hold harmless rights provided in Section 2 of this Agreement are available in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

                  (b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Liabilities actually incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all Officers, Directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction(s) or event(s) from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all Officers, Directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or amounts paid in settlement, as well as any other equitable considerations. The relative fault of the Company and all Officers, Directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

                  (c) The Company hereby agrees to indemnify and hold harmless Indemnitee from any claims for contribution that may be brought by Officers, Directors or employees of the

Company other than Indemnitee who may be jointly liable with Indemnitee.

         7. Vested Rights; Specific Performance. No amendment to the Certificate of Incorporation or Bylaws of the Company or any other corporate action shall in any way limit Indemnitee's rights under this Agreement. In any Proceeding brought by or on behalf of Indemnitee to specifically enforce the provisions of this Agreement, the Company hereby waives the claim or defense therein that the plaintiff or claimant has an adequate remedy at law, and the Company shall not urge in any such Proceeding the claim or defense that an adequate remedy at law exists. The provisions of this Section 7, however, shall not prevent Indemnitee from seeking a remedy at law in connection with any breach of this Agreement.

         8. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' or officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage provided under such policy or policies in effect for any other Director or Officer of the Company, as the case may be.

         9. Witness Fees. Nothing in this Agreement shall limit the Company's power to pay or reimburse Expenses incurred by Indemnitee in connection with Indemnitee's appearance as a witness in a Proceeding at a time when Indemnitee has not been made a named defendant or respondent in the Proceeding.

         10. Security for Indemnification Obligations. The Company may at any time and in any manner, at the discretion of the Board of Directors, secure the Company's obligations to indemnify or advance Expenses to Indemnitee pursuant to this Agreement.

         11. Non-exclusivity, No Duplication of Payments. The rights of Indemnitee under this Agreement shall be in addition to any other rights with respect to indemnification, advancement of Expenses or otherwise that Indemnitee may have under the Company's Certificate of Incorporation or Bylaws, the Delaware General Corporation Law or otherwise; provided, however, that the Company shall not be liable under this Agreement to make any payment to Indemnitee under this Agreement to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Certificate of Incorporation or Bylaws, or otherwise) of the amounts otherwise payable under this Agreement. The Company's obligation to indemnify or advance Expenses under this Agreement to Indemnitee who is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of any other entity shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other entity.

         12. Amendments. To the extent that the provisions of this Agreement are held to be inconsistent with the provisions of the Delaware General Corporation Law (including Section 145(f) thereof), such provisions of the Delaware General Corporation Law shall govern. If the Delaware General Corporation Law is hereafter amended to permit a Delaware business corporation, without the need for stockholder approval, to provide to its directors greater rights to indemnification or advancement of Expenses than those specifically set forth in this Agreement, then this Agreement shall be deemed amended to require such greater indemnification or more liberal advancement of Expenses to Indemnitee, in each case consistent with and to the fullest extent permitted by the Delaware General Corporation Law as so amended from time to time. Otherwise, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Company and Indemnitee.

         13. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of all documents reasonably necessary to enable the Company effectively to bring suit to enforce such rights.

         14. Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall any waiver constitute a continuing waiver.

         15. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors or assigns (including any direct or indirect successor or assign by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, and personal and legal representatives.

         16. Applicability of Agreement. This Agreement shall apply retroactively with respect to acts or omissions of Indemnitee occurring since the date that Indemnitee first became a Director or Officer, and this Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a Director or Officer, but only in respect of acts or omissions occurring prior to the termination of Indemnitee's service as a Director or Officer.

         17. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         19. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         20. Inducement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to continue to serve as a Director and/or Officer, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company or, at the request of the Company, as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity.

         21. Notice by the Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee so to notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

         22. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed if to the Company, to the principal office address of the Company, or if to Indemnitee, to the address of Indemnitee last on file with the Company, or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

    [the remainder of this page intentionally left blank; signatures follow]

         IN WITNESS WHEREOF, the Company and Indemnitee have executed and delivered this Agreement effective as of the date and year first above written.

                                   COMPANY:
                                   RENAL CARE GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   INDEMNITEE:




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